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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of CellNet Data Systems, Inc. on Form S-4 of our report dated February 3, 1997, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

San Jose, California
October 13, 1997